UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2006

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RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

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Nevada	000-07336	59-34862971
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL 32904

(Address of Principal Executive Office) (Zip Code)

(321) 984-1414

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)(3) On August 23, 2006, RELM Wireless Corporation (the “Registrant”) filed a Current Report on Form 8-K (the “Original 8-K) announcing that Timothy W. O’Neil, Warren N. Romine and John Wellhausen were appointed as members of the Registrant’s Board of Directors effective August 17, 2006. At the time of the appointment of Messrs. O’Neil, Romine and Wellhausen, no determination had been made as to their membership on any committees of the Board of Directors. In the Original 8-K, the Registrant undertook to report such committee memberships following their determination in an amendment to the Original 8-K. This amendment to the Original 8-K is being filed to report that on November 29, 2006 the Registrant’s Board of Directors appointed Messrs. O’Neil, Romine and Wellhausen to serve as members of the following committees of the Board:

Committee	Appointments
Audit Committee	Messrs. Romine and Wellhausen
Compensation Committee	Mr. O’Neil
Nominating and Governance Committee	Messrs. O’Neil and Romine

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

	By:	/s/ WILLIAM P. KELLY
William P. Kelly Executive Vice President and Chief Financial Officer
Date: December 4, 2006

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